OMB APPROVAL
                                                       -------------------------
                                                       OMB Number:     3235-0060
                                                  Expires:        March 31, 2006
                                                        Estimated average burden
                                                  hours per response .......28.0



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 28, 2006


                                    MDI, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                  Delaware                 0-9463                75-2626358
--------------------------------------------------------------------------------
         (State or other jurisdiction   (Commission           (IRS Employer
                of incorporation)       File Number)        Identification No.)

              10226 San Pedro Avenue
                San Antonio, Texas                                     78216
     (Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (210) 582-2664


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets


Item 3.01 Failure to Satisfy a Continued Listing Rule or Standard.

         The Company received a letter on December 27, 2006 from The Nasdaq Stock Market, stating that the Company will be provided a second 180 calendar days, or until June 22, 2007, to regain compliance with the Nasdaq bid price requirement. If, at anytime before June 22, 2007, the bid price of the Company's common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, Nasdaq will provide written notification that the Company complies with the Rule.

         In its December 27, 2006 letter to the Company, Nasdaq notes that the Company meets all initial inclusion criteria for the Nasdaq Capital Market except for the bid price.

      If the company is not in compliance with the Rule by June 22, 2007, Nasdaq will provide written notification that the Company's securities will be delisted. At that time, the Company may appeal this determination.


      The information contained in this Current Report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01 Financial Statements and Exhibits:

       (c)        Exhibits

                  The following exhibit is furnished with this Current Report on Form 8-K:

         Exhibit
         Number                               Description
         ------------      -----------------------------------------------------

            99.1           Press release dated December 28, 2006


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




Dated:  December 28, 2006                       MDI, Inc.



                                                By: /s/ Richard A. Larsen

                                                Richard A. Larsen
                                                Senior Vice President,
                                                General Counsel and Secretary






                                       2